DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Connecticut Intermediate Municipal Bond Fund. For its semi-annual reporting period ended September 30, 1995, your Fund produced a total return of 10.09%, including share price changes and dividends.* Income dividends exempt from Federal and State of Connecticut personal income taxes of approximately $.303 per share were paid.** This is equivalent to an annualized tax-free distribution rate per share of 4.53%.***
    The Federal Reserve Board relaxed its policy of monetary restraint when it lowered the Fed Funds rate on July 6, 1995. This reduction ended the upward pressure on short-term rates which had prevailed since the beginning of the reporting period. (Despite the monetary restraint that existed, long-term rates had begun to decline early in the year.) The Fed's policy of restraint had been based on concern about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
THE ECONOMY
    Economic reports indicated lagging home and auto sales and a decline in new home construction from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise and corporate cost reduction programs continued to increase layoffs. But after the Fed Funds rate was lowered, economic signals became mixed, and inflationary expectations, subdued. Accordingly, interest rates have stabilized.
   More recently, however, economic strength has been reflected in some of the indicators released. Inflation is moderate, but various sectors of the economy such as consumer spending and housing appear to be picking up. While it is expected that the stronger numbers will forestall any immediate easing by the Federal Reserve Board, one should not rule out the possibility of another Fed move before year-end.
    A word about inflation: Despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This could be good news for bond prices since easing inflation can result in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. Of course, there is no guarantee how the bond market will perform at any time. Although we strive to maintain a high level of current tax exempt income for the Fund, we always are very concerned with credit quality, so we are mindful of the potential erosion in bond quality if the economy slips back into a recession. We follow a policy that stresses strong credit quality in the portfolio, a policy which seeks to protect bond values and income streams. As you know, we manage portfolios with a long-term perspective, aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. Weaker than expected December sales figures caused rates to tumble and this decline persisted throughout the remainder of the reporting period. This summer's rate cut confirmed what declining long-term interest rates had indicated all year: Business conditions were weaker than monetary policymakers had thought. If economic conditions remain sluggish, and Congress is able to arrive at an acceptable budget accord, we believe further Fed easing is likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased by the good performance of late by the bond market and by the Fund; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improving market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation.
    The prospect of tax reform appears to be limiting the enthusiasm for tax exempt securities. Since April, when serious flat tax and consumption tax proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    At the beginning of this year, the Fund had pursued a somewhat defensive posture due to the lingering uncertainty wrought by 1994. It did so by purchasing bonds with coupons some 50 to 75 basis points ahead of the market. As the year progressed the market began to gradually show signs of improvement, albeit with a tenuous overtone, and pushed discount holdings up to profitable levels. Our strategy aided performance at a time when the supply of both new issues and secondary offerings dried up and the market continued to forge ahead. Through this period, cash flow remained meager and did not exacerbate the lack of new bond issuance.
    Our primary tasks -- to protect principal, maintain liquidity and distribute a high level of current tax exempt income to you -- continue to guide our portfolio management decisions. The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus in 1995.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 16, 1995
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                             SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.6%                                                                AMOUNT           VALUE
                                                                                              --------------    --------------
CONNECTICUT-82.9%
Cheshire:
    4.75%, 8/15/2003........................................................                   $     530,000     $   530,662
    4.90%, 8/15/2004........................................................                         530,000         533,381
    5%, 8/15/2005...........................................................                         530,000         534,494
    5.10%, 8/15/2006........................................................                         530,000         533,047
Columbia:
    5.20%, 6/15/2002........................................................                         265,000         275,934
    5.30%, 6/15/2003........................................................                         265,000         277,434
    5.40%, 6/15/2004........................................................                         265,000         278,695
State of Connecticut:
    5.80%, 11/15/2001.......................................................                       1,000,000       1,068,880
    6.10%, 3/15/2002........................................................                       3,840,000       4,158,682
    5.80%, 11/15/2002.......................................................                       1,500,000       1,609,185
    5.70%, 8/15/2007........................................................                       1,500,000       1,569,825
    COP (Middletown Courthouse Facilities Project):
      5.90%, 12/15/2001 (Insured; MBIA).....................................                         250,000         267,642
      6%, 12/15/2002 (Insured; MBIA)........................................                         750,000         809,940
    Clean Water Fund Revenue:
      5.40%, 4/1/2003.......................................................                       1,000,000       1,042,550
      5.50%, 4/1/2004.......................................................                       1,245,000       1,303,490
      5.40%, 6/1/2007.......................................................                       1,805,000       1,837,093
    Special Tax Obligation Revenue (Transit Infrastructure):
      6.10%, 10/1/2001......................................................                       2,000,000       2,156,940
      5.60%, 9/1/2002.......................................................                       3,000,000       3,163,260
      7.60%, 9/1/2007 (Prerefunded 9/1/1997) (a)............................                       1,000,000       1,083,290
      Refunding 5.70%, 2/15/2001............................................                         500,000         526,395
Connecticut Airport, Revenue Refunding (Bradley International Airport):
    7.10%, 10/1/1995 (Insured; FGIC)........................................                       1,040,000       1,040,000
    7.20%, 10/1/1997 (Insured; FGIC)........................................                       1,000,000       1,057,520
    7.35%, 10/1/2001 (Insured; FGIC)........................................                       1,000,000       1,142,310
Connecticut Health & Educational Facilities Authority, Revenue:
    (Kent School) 5.10%, 7/1/2007 (Insured; MBIA)...........................                         500,000         496,035
    (Quinnipiac College) 5.625%, 7/1/2003...................................                       2,300,000       2,274,907
    (The Griffin Hospital):
      5.30%, 7/1/2000.......................................................                         500,000         493,765
      5.50%, 7/1/2001.......................................................                         500,000         488,640
      5.60%, 7/1/2002.......................................................                         500,000         486,270
      5.70%, 7/1/2003.......................................................                         500,000         484,135
    (University of Hartford):
      6.20%, 7/1/2001.......................................................                         750,000         763,320
      6.25%, 7/1/2002.......................................................                         700,000         712,236

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                       SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                --------------    --------------
CONNECTICUT (CONTINUED)
Connecticut Health & Educational Facilities Authority, Revenue (continued):
    (William W. Backus Hospital):
      5.40%, 7/1/2000.......................................................                 $       285,000     $   286,277
      5.80%, 7/1/2004.......................................................                         250,000         253,398
Connecticut Higher Education Supplemental Loan Authority, Revenue
    (Family Education Loan Program):
      5.70%, 11/15/2004.....................................................                       1,485,000       1,523,120
      5.80%, 11/15/2005.....................................................                       2,045,000       2,114,469
      5.90%, 11/15/2006.....................................................                       2,145,000       2,226,381
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
    6.90%, 11/15/1998.......................................................                       2,500,000       2,635,025
    5.95%, 11/15/2002.......................................................                       2,000,000       2,104,040
    6.05%, 11/15/2002.......................................................                         350,000         367,290
    5.90%, 5/15/2006........................................................                       1,000,000       1,046,540
    5.60%, 11/15/2006.......................................................                       1,100,000       1,115,609
Connecticut Regional School District Number 5:
    5.25%, 1/15/2004 (Insured; MBIA)........................................                         400,000         412,996
    5.40%, 1/15/2005 (Insured; MBIA)........................................                         400,000         415,512
    5.50%, 1/15/2006 (Insured; MBIA)........................................                         400,000         414,988
Connecticut Resources Recovery Authority,
    Mid-Connecticut Systems Refunding:
      5.60%, 11/15/1999.....................................................                       2,500,000       2,601,425
      5.75%, 11/15/2000.....................................................                       2,000,000       2,066,060
Danbury:
    5.10%, 8/15/2003........................................................                         815,000         839,996
    5.25%, 8/15/2004........................................................                         815,000         845,383
Derby:
    5.40%, 5/15/2004 (Insured; AMBAC).......................................                         420,000         438,509
    5.50%, 5/15/2005 (Insured; AMBAC).......................................                         620,000         649,450
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue
    (Wheelabrator Lisbon Project):
      5.15%, 1/1/2005.......................................................                       1,500,000       1,393,170
      5.25%, 1/1/2006.......................................................                         820,000         787,872
East Hampton:
    5.25%, 7/15/2004 (Insured; FGIC)........................................                         300,000         310,221
    5.40%, 7/15/2005 (Insured; FGIC)........................................                         305,000         317,328
    5.50%, 7/15/2006 (Insured; FGIC)........................................                         305,000         317,834
East Lyme:
    5.20%, 8/1/2003.........................................................                         425,000         439,896
    5.60%, 8/1/2009.........................................................                         415,000         422,391

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                       SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                 --------------    --------------
CONNECTICUT (CONTINUED)
Easton:
    5.05%, 6/1/2007.........................................................                 $       270,000     $   265,310
    5.15%, 6/1/2008.........................................................                         270,000         264,082
    5.25%, 6/1/2009.........................................................                         245,000         238,686
Glastonbury 6%, 10/15/2006..................................................                         220,000         240,937
Guilford:
    5.25%, 1/15/2004........................................................                         300,000         308,091
    5.40%, 1/15/2005........................................................                         325,000         335,764
    5.50%, 1/15/2006........................................................                         325,000         334,740
    Refunding:
      5.40%, 10/15/2001.....................................................                       1,215,000       1,267,051
      5.50%, 10/15/2002.....................................................                       1,000,000       1,049,310
Hamden:
    5.25%, 10/1/2001........................................................                         445,000         461,443
    5.30%, 10/1/2002........................................................                         440,000         457,464
    5.40%, 10/1/2003........................................................                         425,000         444,078
Hartford 5.30%, 10/1/2008 (Insured; FGIC)...................................                       1,000,000       1,002,640
Manchester 7%, 10/1/2002....................................................                         355,000         405,531
Meriden 5.50%, 11/15/2001 (Insured; MBIA)...................................                       1,300,000       1,388,946
Montville 6%, 6/15/2000.....................................................                         575,000         611,202
New Britain:
    5.375%, 3/1/2003 (Insured; MBIA)........................................                         750,000         783,292
    5.50%, 3/1/2004 (Insured; MBIA).........................................                       1,000,000       1,050,810
New Fairfield 4.80%, 3/15/2003 (Insured; MBIA)..............................                         550,000         556,869
New Haven:
    5.25%, 8/1/2006 (Insured; FGIC).........................................                       1,500,000       1,493,760
    6.50%, 12/1/2002........................................................                       1,410,000       1,473,817
    6.75%, 12/1/2005........................................................                         845,000         933,649
New London:
    5.10%, 10/1/2002 (Insured; MBIA)........................................                         300,000         309,075
    5.20%, 10/1/2003 (Insured; MBIA)........................................                         575,000         594,769
New Milford:
    5.20%, 8/1/2003.........................................................                         550,000         567,820
    5.40%, 8/1/2006.........................................................                         380,000         396,450
    5.50%, 8/1/2007.........................................................                         425,000         443,007
Norwalk Maritime Center Authority, Revenue Refunding (Maritime Center
Project):
    5.40%, 2/1/2002.........................................................                         635,000         663,677
    5.50%, 2/1/2003.........................................................                         670,000         704,170

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                        SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                --------------    --------------
CONNECTICUT (CONTINUED)
Norwich 5.75%, 9/15/2005....................................................                    $    875,000     $   935,891
Redding:
    6.50%, 4/15/2007........................................................                         200,000         225,128
    6.55%, 4/15/2008........................................................                         200,000         225,434
    6.60%, 4/15/2009........................................................                         200,000         225,308
South Central Connecticut Regional Water Authority, Water Systems Revenue:
    5.10%, 8/1/2000 (Insured; FGIC).........................................                       3,000,000       3,091,770
    5.50%, 8/1/2003 (Insured; FGIC).........................................                       2,000,000       2,107,780
    5.50%, 8/1/2004 (Insured; FGIC).........................................                         540,000         564,554
Southington:
    5.40%, 9/15/2005 (Insured; MBIA)........................................                         455,000         474,574
    5.50%, 9/15/2006 (Insured; MBIA)........................................                         455,000         474,397
    5.60%, 9/15/2007 (Insured; MBIA)........................................                         455,000         472,941
Stamford:
    6.625%, 3/15/2004.......................................................                       2,750,000       3,131,425
    7.75%, 1/15/2005. ......................................................                       1,650,000       2,023,874
Stratford:
    4.60%, 11/1/2004 (Insured; FGIC)........................................                       2,500,000       2,458,000
    7%, 6/15/2005 (Insured; FGIC)...........................................                         500,000         581,370
    5.625%, 11/1/2007 (Insured; FGIC).......................................                       4,365,000       4,526,549
Vernon:
    5.30%, 9/15/2004 (Insured; MBIA)........................................                         360,000         376,445
    5.40%, 9/15/2005 (Insured; MBIA)........................................                         360,000         377,806
    5.50%, 9/15/2006 (Insured; MBIA)........................................                         360,000         377,143
Wallingford:
    5.20%, 6/15/2001........................................................                         400,000         416,388
    5.30%, 6/15/2002........................................................                         400,000         418,800
    5.40%, 6/15/2003........................................................                         400,000         421,340
    Refunding 5.30%, 6/1/2004...............................................                         500,000         522,215
Waterbury:
    4.90%, 4/15/2002 (Insured; FGIC)........................................                       1,650,000       1,660,973
    5%, 4/15/2003 (Insured; FGIC)...........................................                       2,060,000       2,076,027
West Haven:
    6%, 8/15/2000...........................................................                         350,000         357,070
    6%, 9/1/2009............................................................                         480,000         500,376
Westport:
    5.10%, 6/15/2003........................................................                         500,000         517,020
    5.20%, 6/15/2004........................................................                         500,000         518,750

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                 --------------    --------------
U.S. RELATED-16.7%
Commonwealth of Puerto Rico 5.30%, 7/1/2004 (Insured; MBIA).................                   $   1,000,000     $ 1,037,490
Commonwealth of Puerto Rico Highway and Transportation Authority,
    Highway Revenue Refunding:
      5.875%, 7/1/1999......................................................                       1,500,000       1,573,575
      5.30%, 7/1/2004.......................................................                      10,200,000      10,270,074
Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002........................                       1,800,000       1,856,952
Virgin Islands, Subordinate Tax (Insurance Claims Fund Program-
    General Obligation Matching Fund) 5.65%, 10/1/2003......................                       3,700,000       3,795,682
Virgin Islands Public Finance Authority,
    Revenue Refunding Matching Fund Loan Notes:
      6.90%, 10/1/2001......................................................                       2,000,000       2,128,420
      7%, 10/1/2002.........................................................                         750,000         804,773
Virgin Islands Water and Power Authority, Water Systems Revenue
    7.20%, 1/1/2002.........................................................                         400,000         416,748
                                                                                                                  ----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $127,052,725).....................................................                                    $130,334,639
                                                                                                                 ===========
SHORT-TERM MUNICIPAL INVESTMENT-.4%
U.S. RELATED;
Puerto Rico Electric Power Authority, Revenue, VRDN
    3.65% (Insured; FSA) (b) (cost $500,000)................................                    $    500,000    $    500,000
                                                                                                                 ============
TOTAL INVESTMENTS-100.0%
    (cost $127,552,725).....................................................                                    $130,834,639
                                                                                                                ============


DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      FSA     Financial Security Assurance
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Corporation
                                                                 VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
---------                          -------                        -----------------                   -------------------
AAA                                Aaa                            AAA                                 34.4%
AA                                 Aa                             AA                                  34.9
A                                  A                              A                                   18.3
BBB                                Baa                            BBB                                  6.9
Not Rated(d)                       Not Rated(d)                   Not Rated(d)                         5.5
                                                                                                     ------
                                                                                                     100.0%
                                                                                                     =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunded date.
    (b) Security payable on demand. The interest rate, which is subject to change, is based upon prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Securities which, while not rated by Fitch, Moody's or Standard and Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (e) At September 30, 1995, the Fund had $52,129,835 (39.2% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from city municipal projects.





See independent accountants' review report and notes to financial statements.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                     SEPTEMBER 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $127,552,725)-see statement.....................................                                    $130,834,639
    Interest receivable.....................................................                                       2,075,669
    Receivable for investment securities sold...............................                                       1,428,716
    Prepaid expenses........................................................                                          11,562
                                                                                                                 ----------
                                                                                                                 134,350,586
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $  48,987
    Due to Custodian........................................................                      336,138
    Payable for investment securities purchased.............................                      992,065
    Payable for shares of Beneficial Interest redeemed......................                       51,578
    Accrued expenses........................................................                       60,684          1,489,452
                                                                                                  ---------        ---------
NET ASSETS  ................................................................                                    $132,861,134
                                                                                                                =============
REPRESENTED BY:
    Paid-in capital.........................................................                                    $132,102,554
    Accumulated undistributed investment income-net.........................                                          16,494
    Accumulated net realized capital losses and distributions
      in excess of net realized gain on investments.........................                                      (2,539,828)
    Accumulated net unrealized appreciation on investments-Note 3...........                                       3,281,914
                                                                                                                  -----------
NET ASSETS at value applicable to 9,895,805 outstanding shares of
    Beneficial Interest, equivalent to $13.43 per share (unlimited number of
    $.001 par value shares authorized)......................................                                    $132,861,134
                                                                                                                 ===========


See independent accountants' review report and notes to financial statements.


DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                     SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $3,464,355
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $   395,412
      Shareholder servicing costs-Note 2(b).................................                         97,442
      Professional fees.....................................................                         21,917
      Trustees' fees and expenses-Note 2(c).................................                         16,223
      Prospectus and shareholders' reports..................................                         12,142
      Custodian fees........................................................                          6,875
      Registration fees.....................................................                            803
      Miscellaneous.........................................................                         27,722
                                                                                                   --------
                                                                                                    578,536
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                        138,949
                                                                                                    --------
            TOTAL EXPENSES..................................................                                            439,587
                                                                                                                      ---------
            INVESTMENT INCOME-NET...........................................                                          3,024,768
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                    $  (214,826)
    Net unrealized appreciation on investments..............................                      4,145,509
                                                                                                  -----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          3,930,683
                                                                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $6,955,451
                                                                                                                     ===========

See independent accountants' review report and notes to financial statements.


DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          YEAR ENDED       SIX MONTHS ENDED
                                                                                          MARCH 31,        SEPTEMBER 30, 1995
                                                                                         1995              (UNAUDITED)
                                                                                   --------------      ----------------------
OPERATIONS:
    Investment income-net.............................................            $    6,944,152            $    3,024,768
    Net realized (loss) on investments................................                (2,222,394)                 (214,826)
    Net unrealized appreciation on investments for the period.........                 1,805,156                 4,145,509
                                                                                   -------------                 ----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                 6,526,914                 6,955,451
                                                                                   -------------                 ----------
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net........................................                (6,944,152)               (3,008,274)
    In excess of net realized gain on investments.....................                    (8,171)                    --
                                                                                   -------------                 ----------
      TOTAL DIVIDENDS.................................................                (6,952,323)               (3,008,274)
                                                                                   -------------                 ----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.....................................                85,801,823                15,085,639
    Dividends reinvested..............................................                 5,437,554                 2,330,590
    Cost of shares redeemed...........................................               (99,937,660)              (20,183,026)
                                                                                   -------------                 ----------


      (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..                (8,698,283)               (2,766,797)
                                                                                   -------------                 ----------


          TOTAL INCREASE (DECREASE) IN NET ASSETS.....................                (9,123,692)                1,180,380
NET ASSETS:
    Beginning of period...............................................               140,804,446               131,680,754
                                                                                   -------------                ----------


    End of period (including undistributed investment income-net; $16,494
      on September 30, 1995)..........................................              $131,680,754              $132,861,134
                                                                                   =============               ===========

                                                                                          SHARES                   SHARES
                                                                                    --------------           --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                 6,728,262                 1,135,482
    Shares issued for dividends reinvested............................                   424,237                   175,309
    Shares redeemed...................................................                (7,897,962)               (1,521,002)
                                                                                   -------------                 ----------

      NET (DECREASE) IN SHARES OUTSTANDING............................                  (745,463)                 (210,211)
                                                                                   =============                 ===========


See independent accountants' review report and notes to financial statements.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                       SIX MONTHS ENDED
                                                                      YEAR ENDED MARCH 31,            SEPTEMBER 30, 1995
                                                           ---------------------------------------
PER SHARE DATA:                                             1993(1)        1994           1995           (UNAUDITED)
                                                           -------        -------      -------        ------------
    Net asset value, beginning of period......            $12.50          $13.18         $12.98          $13.03
                                                           -------        -------      -------           -------


    INVESTMENT OPERATIONS:
    Investment income-net.....................               .58             .69            .65             .30
    Net realized and unrealized gain (loss)
      on investments..........................               .68            (.19)           .05             .40
                                                           -------        -------        -------           -------


          TOTAL FROM INVESTMENT OPERATIONS....              1.26             .50            .70             .70
                                                           -------        -------        -------           -------


    DISTRIBUTIONS:
    Dividends from investment income-net......              (.58)           (.69)          (.65)           (.30)
    Dividends in excess of net realized
      gain on investments.....................                --            (.01)           --              --
                                                           -------        -------        -------           -------


          TOTAL DISTRIBUTIONS.................              (.58)           (.70)          (.65)           (.30)
                                                           -------        -------        -------           -------


    Net asset value, end of period............            $13.18          $12.98         $13.03          $13.43
                                                           =======        =======        =======          =======
TOTAL INVESTMENT RETURN.......................             12.33%(2)        3.64%          5.60%          10.69%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...                --             .01%           .34%            .67%(2)
    Ratio of net investment income to
      average net assets......................              5.21%(2)        5.07%          5.08%           4.58%(2)
    Decrease reflected in above expense ratios due to
      undertakings by the Manager.............              1.18%(2)         .84%           .50%            .21%(2)
    Portfolio Turnover Rate...................             37.94%(3)       11.47%         31.66%           6.69%(3)
    Net Assets, end of period (000's Omitted).             $75,597         $140,804       $131,681      $132,861
    (1) From May 27, 1992 (commencement of operations) to March 31, 1993.
    (2) Annualized.
    (3) Not annualized.



See independent accountants' review report and notes to financial statements.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $611,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1995.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The carryover does not include net realized securities losses from November 1, 1994 through March 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. However, the Manager had undertaken from April 1, 1995 through September 30, 1995, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $138,949 for the six months ended September 30, 1995.
    The Manager has currently undertaken through March 31, 1996 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the average daily value of the Funds' net assets.
    The undertaking may be modified by the Manager from time to time, providing that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended September 30, 1995, the Fund was charged an aggregate of $43,141 pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $10,897,116 and $13,778,545, respectively, for the six months ended September 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At September 30, 1995, accumulated net unrealized appreciation on investments was $3,281,914, consisting of $3,639,576 gross unrealized appreciation and $357,662 gross unrealized depreciation.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus Connecticut Intermediate Municipal Bond Fund, including the statement of investments, as of September 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended March 31, 1995 and financial highlights for each of the three years in the period ended March 31, 1995 and in our report dated May 1, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
[Ernst and Young LLP signature logo]



New York, New York
November 2, 1995



[Dreyfus lion "d" logo]
DREYFUS CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            914SA959
[Dreyfus logo]
Connecticut
Intermediate
Municipal Bond
Fund
Semi-Annual
Report
September 30, 1995